SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                   FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 14, 2004

                              Analog Devices, Inc.
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               (Exact name of registrant as specified in charter)

      Massachusetts                    1-7819                    04-2348234
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 (State or other juris-              (Commission                (IRS Employer
diction of incorporation            File Number)             Identification No.)


     One Technology Way, Norwood, MA                                 02062
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(Address of principal executive offices)                           (Zip Code)


       Registrant's telephone number, including area code: (781) 329-4700

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          (Former name or former address, if changed since last report)

Item 12.  Results of Operations and Financial Condition

         On May 13, 2004, Analog Devices, Inc. ("Analog") filed a Current Report on Form 8-K attaching as an exhibit a press release issued in connection with the announcement of its financial results for the quarter ended May 1, 2004. The portion of the table entitled "Capital Expenditures, Depreciation & Amortization
- Six Months Ended" included in that exhibit incorrectly referenced May 2, 1999 instead of May 3, 2003.

         On May 14, 2004, Analog issued a press release containing the correct date as follows:

                Capital Expenditures, Depreciation & Amortization
                            (In thousands of dollars)

Six Months Ended                       May 1, 2004                   May 3, 2003
----------------                       -----------                   -----------
Capital Expenditures                     $70,426                       $29,301

Depreciation                             $74,837                       $84,042

Amortization of Intangibles               $1,353                        $1,308


         The information in this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  May 14, 2004                    ANALOG DEVICES, INC.
                                       By:  /s/ Joseph E. McDonough
                                            -----------------------
                                            Joseph E. McDonough
                                            Vice President-Finance and Chief
                                            Financial Officer
                                            (Principal Financial and Accounting
                                            Officer)